Prepaid Expenses and Other Assets	3 Months Ended
Jun. 07, 2017
The Crypto Company, Inc. [Member]
Prepaid Expenses and Other Assets

NOTE 5 – PREPAID EXPENSES AND OTHER ASSETS

As of March 27, 2017, the Company agreed to fund up to $300,000 to settle outstanding convertible debt of and accounts payable by and on behalf of Rimrock Gold Corp. (“Rimrock”), for the ultimate acquisition of Rimrock, a currently inactive public company located in Las Vegas, Nevada. The Company expects to consummate the acquisition in the fourth quarter of 2017. For the period from inception to June 7, 2017, the Company advanced $107,000 on behalf of Rimrock to settle the aforementioned liabilities. The advances are included in other assets in the accompanying balance sheet as of June 7, 2017.

On June 7, 2017 the Company entered into a reverse acquisition Transaction (described in Note 1) which included the purchase of 11,235,000 shares of common stock of Croe for an aggregate total of $404,150, including escrow and other transactions related fees, in connection with the Stock Sale (described in Note 1). As a result of the Transaction, (i) the Company became a wholly owned subsidiary of Croe; and (ii) all of the former shareholders of the Company became shareholders of Croe, on a pro-rata basis. The acquisition expense of $404,150 is reflected in prepaid expenses on the accompanying balance sheet as these financial statements are presented immediately before the Transaction as described in Note 2.